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                                                                    EXHIBIT 10.5


                 ASSIGNMENT OF BALL POWDER TRADEMARK TO PRIMEX
                 ---------------------------------------------
                          AND LIMITED LICENSE TO OLIN
                          ---------------------------

THIS AGREEMENT is made and entered into as of this 1st day of January, 1997 by and between:

OLIN CORPORATION, having a place of business at 427 North Shamrock Street, East Alton, Illinois 62024, (hereinafter referred to as "OLIN")

AND

PRIMEX TECHNOLOGIES, INC., having a place of business at 10101 Ninth Street North, St. Petersburg, Florida 33716-3807 (hereinafter referred to as "PRIMEX") (hereinafter collectively the "PARTIES " and each individually a "PARTY").

                          W  I  T  N  E  S  S  E  T  H:
                          -  -  -  -  -  -  -  -  -  -

WHEREAS, OLIN and PRIMEX have entered into that certain Distribution Agreement dated as of January 1, 1997 ____________________ concerning the spin-off of PRIMEX from OLIN (the "Distribution Agreement");

WHEREAS, pursuant to the Distribution Agreement, the operations of OLIN's Ordnance Division relating to the manufacture and distribution of Ball Powder(R) propellant will be transferred to PRIMEX;

WHEREAS, OLIN has prior to the EFFECTIVE DATE entered into the BROWNING AGREEMENT which provides Browning S.A. with certain exclusive rights and licenses to use the Ball Powder(R) trademark in a certain territory as defined in that agreement;

WHEREAS, to allow each of OLIN and PRIMEX (and their respective shareholders) to obtain the full value of its respective rights under the Distribution Agreement, PRIMEX and OLIN desire to enter into and execute this AGREEMENT concerning the assignment of the Ball Powder(R) trademark to PRIMEX along with the good will of the business relating thereto and the licensing of OLIN thereunder so as to enable OLIN to fulfill its obligations to Browning S.A. under the BROWNING AGREEMENT;

NOW, THEREFORE, in consideration of the above, and the mutual promises set forth below, OLIN and PRIMEX agree as follows:
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1.   DEFINITIONS
----------------

Whenever used in this agreement, the following terms shall have the following meanings, on the understanding that words in the singular include the plural and vice-versa. Headings and subheadings are used for convenience only and are not intended as limitations in the AGREEMENT or for use in interpreting the AGREEMENT.

1.1  AFFILIATE
--------------

"AFFILIATE" shall have the meaning ascribed thereto in the BROWNING
AGREEMENT.

1.2  AGREEMENT
--------------

"AGREEMENT" shall mean this agreement as amended and/or supplemented from time to time, including all the EXHIBITS attached hereto.

1.3  BROWNING AGREEMENT
-----------------------

"BROWNING AGREEMENT" shall mean the Winchester License Agreement For Shotshell & Hunting And Shooting Accessories For Europe between BROWNING S.A. and OLIN, dated December 30, 1991 as set forth in EXHIBIT A as well as any amendments thereto.

1.4  BROWNING S.A.
-----------------

"BROWNING S.A." shall mean Browning S.A., a company organized under the laws of the Kingdom of Belgium and having a principal office at Parc Industriel des Hauts-Sarts, 3rd, Avenue, B-4040 Herstal, Belgium, or its successors.

1.5  EFFECTIVE DATE
-------------------

"EFFECTIVE DATE" shall mean the Effective Time specified in the Distribution Agreement.

1.6  HUNTING AND SHOOTING ACCESSORY PRODUCTS
--------------------------------------------

"HUNTING AND SHOOTING ACCESSORY PRODUCTS" shall have the meaning ascribed thereto in the BROWNING AGREEMENT.

                                      -2-
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1.7  SHOTSHELL PRODUCTS
-----------------------

"SHOTSHELL PRODUCTS" shall have the meaning ascribed thereto in the BROWNING AGREEMENT.

1.8  TERRITORY
--------------

"TERRITORY" shall have the meaning ascribed thereto in the BROWNING
AGREEMENT.

1.9  TERM
---------

"TERM" shall have the meaning ascribed thereto in the BROWNING AGREEMENT.

1.10 TRADEMARKS
---------------

"TRADEMARKS" shall have the meaning ascribed thereto in the BROWNING AGREEMENT but only as it relates to the Ball Powder(R) trademark.

2.   ASSIGNMENT OF THE TRADEMARKS
---------------------------------

2.1  ASSIGNMENT
---------------

OLIN agrees to assign and transfer to PRIMEX upon the EFFECTIVE DATE all of its right, title and interest in and to the BALL POWDER trademarks set forth in EXHIBIT B together with the good will of the business relating thereto, pursuant to an assignment document in the form as set forth in EXHIBIT C.

2.2  ACCEPTANCE OF ASSIGNMENT
-----------------------------

PRIMEX agrees to accept the assignment pursuant to Section 2.1.

2.3  DISCLAIMER
---------------

OLIN CORPORATION MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE TRADEMARKS ASSIGNED HEREBY, INCLUDING WITHOUT
LIMITATION AS TO VALIDITY, ENFORCEABILITY OR FITNESS FOR ANY PARTICULAR USE OR PURPOSE.

3.   LICENSES
-------------

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3.1  LICENSE TO OLIN
--------------------

Subject to the assignment of the BALL POWDER(R) trademarks to PRIMEX pursuant to Section 2.1, PRIMEX grants to OLIN all such rights and licenses as may be necessary to fulfill its obligations under the BROWNING
AGREEMENT, including without limitation, the right to grant BROWNING S.A. the following licenses:

a) the exclusive right and license to use the TRADEMARKS in connection with the manufacture, distribution, sale, and advertising of SHOTSHELL PRODUCTS in the TERRITORY; and

b) the exclusive right and license to use the TRADEMARKS for HUNTING AND SHOOTING ACCESSORY PRODUCTS in the TERRITORY.

3.2  OLIN OBLIGATION
--------------------

Upon the license of Section 3.1 becoming effective, OLIN shall for the benefit of PRIMEX abide by the terms of the BROWNING AGREEMENT as they relate to the TRADEMARKS.

3.3  PRIMEX COOPERATION
-----------------------

Upon the license of Section 3.1 becoming effective, PRIMEX shall cooperate with OLIN and provide such assistance to OLIN as shall be reasonably necessary to enable OLIN to effectuate the terms of the BROWNING AGREEMENT.

4.   TERM OF AGREEMENT
----------------------
This AGREEMENT shall become effective on the EFFECTIVE DATE, and shall continue in full force and effect until the expiration of the BROWNING AGREEMENT.

5.   GUARANTEES, LIABILITIES AND INDEMNITIES
--------------------------------------------

5.1  DISCLAIMER
---------------
Neither PARTY shall be liable to the other for indirect, special or consequential damages arising out of this AGREEMENT.

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6.   NOTICES
------------

Notices or requests to be given or made hereunder shall be delivered in person or sent by registered mail or telefax or telex acknowledged by the operator of the addressee at the following addresses or other addresses that each PARTY may from time to time designate

 (a) for PRIMEX:

PRIMEX TECHNOLOGIES, INC.
10101 Ninth Street North
St. Petersburg, Florida 33716-3807
ATTENTION: Corporate Secretary
Tel: (813)578-1116
Fax: (813)578-8795

 (b) for OLIN:

OLIN CORPORATION
501 Merritt Seven
Norwalk, Connecticut 06856-4500
Attention: Corporate Secretary
Tel: (203) 356-3126
Fax: (203) 356-2011

7.   ASSIGNMENT
---------------

The AGREEMENT shall not be assigned by either PARTY except as permitted by the BROWNING AGREEMENT.

8.   MISCELLANEOUS
------------------

8.1  ENTIRE AGREEMENT
---------------------

The AGREEMENT embodies the entire understanding of the PARTIES. No amendment or modification of the AGREEMENT shall be valid or binding upon the PARTIES unless it is in writing and signed by the respective duly authorized officers of the PARTIES.

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8.2  PARTIES ARE INDEPENDENT
----------------------------

The AGREEMENT does not and shall not be deemed to make either PARTY the agent, legal representative or partner of the other PARTY for any purpose whatsoever, and neither PARTY shall have the right or authority to assume or create any obligation or responsibility whatsoever, expressed or implied, on behalf of or in the name of the other PARTY or to bind the other PARTY in any respect whatsoever.

8.3  WAIVER
-----------

The failure of either PARTY at any time to require performance by the other PARTY of any provision hereof shall in no way affect the full right to require such performance within a reasonable time or thereafter the performance of that and all other provisions, nor shall the waiver of any succeeding breach of such provision or any other provision operate as a waiver of the provision itself.

8.4  SEVERABILITY
-----------------

The invalidity or unenforceability of any one or more of the provisions of the AGREEMENT shall not affect the validity or enforceability of the remaining provisions.

8.5  GOVERNING LAW
------------------

     This Agreement shall be construed and governed, in all respects, by the law of the State of [Illinois] applicable to contracts made and to be performed in that state without reference to any provisions relating to conflicts of law.

8.6  JURISDICTION
-----------------

Each PARTY hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any [Illinois] State court or Federal court of the United States of America sitting anywhere within a radius of 50 miles from East Alton, [Illinois], and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the PARTIES hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such [Illinois] State or, to the extent permitted by law, in such Federal court. Each of the PARTIES hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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8.7  VENUE
----------

Each PARTY hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any [Illinois] State court or such Federal court located in the State of [Illinois]. Each of the PARTIES hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

8.8  SERVICE OF PROCESS
-----------------------

Each Party to this Agreement irrevocably consents to service of process in the manner provided for notices in ARTICLE 7 hereof. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

9.   SETTLEMENT OF DISPUTES
---------------------------

In the event of any disputes arising out of or in connection with the execution, interpretation, performance or nonperformance of this AGREEMENT, except for disputes relating to infringement, validity or enforceability of INTELLECTUAL PROPERTY, PRIMEX and OLIN shall use the following procedure prior to either PARTY pursuing other available legal remedies:

9.1  ALTERNATIVE DISPUTE RESOLUTION
-----------------------------------

Upon signing of this Agreement each PARTY will designate one representative ("Representative") for the purpose of resolving disputes which may arise from time to time. Upon a dispute arising, either or both Representatives may request in writing a conference with the other. If so requested, the conference shall occur within ten (10) days of the initial written request and shall be held via telephone or at East Alton, Illinois, or elsewhere, at the option of the Representatives. The purpose and scope of the conference shall be limited to issues related to resolving the dispute. At the conference, each Representative, or his or her designee, shall use best efforts to attempt to resolve the dispute. If the dispute has not been settled within thirty (30) days of the first meeting of the Representatives, the parties shall establish a Management Appeal Board ("MAB") within ten (10) days of receipt of a request by either PARTY to set
up an MAB.   The MAB shall consist of two (2) members of each respective
PARTY's management. The President of OLIN shall appoint two members to represent OLIN and the President of PRIMEX shall appoint two members to represent PRIMEX. The sole purpose of MAB shall be to resolve any dispute over which the Representatives failed to resolve. The MAB members shall be persons other

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than the Representatives.  The MAB shall meet at East Alton,
Illinois or otherwise confer to resolve the dispute by good faith negotiations, which may include presentations by the Representatives or others.

9.2  ARBITRATION
----------------

In the event the parties are unable to resolve their disputes after availing themselves of the processes set forth in Section 13.1 above for a period of ninety (90) days, such disputes, shall be solely and finally settled by three arbitrators in accordance with the Commercial Arbitration Rules of the AAA (the "Arbitration Rules"). The PARTY electing arbitration shall so notify the other PARTY in writing in accordance with the Arbitration Rules, and such notice shall be accompanied by the name of the arbitrator selected by the PARTY serving the notice. The second arbitrator shall be chosen by the other PARTY, and a neutral arbitrator shall be chosen by the two arbitrators so selected. If a PARTY fails to select an arbitrator or to advise the other PARTY of its selection within thirty (30) days after receipt by such a PARTY of the notice of the intent to arbitrate, the second arbitrator shall be selected by the AAA. If the third arbitrator shall not have been selected within thirty (30) days after the selection of the second arbitrator, the appointment shall be made by the AAA. All such proceedings shall be conducted in New York, New York. The arbitrator shall make detailed findings of fact and law in writing in support of the decision of the arbitrator panel, and is empowered to award reimbursement of attorneys' fees and other costs of arbitration to the prevailing PARTY, in such manner as the arbitrator panel shall deem appropriate. The provisions of this Section 13.2 shall not be deemed to preclude any PARTY hereto from seeking preliminary injunctive relief to protect or enforce its rights hereunder, or to prohibit any court from making preliminary findings of fact in connection with granting or denying such preliminary injunctive relief, or to preclude any PARTY hereto from seeking permanent injunctive or other equitable relief after and in accordance with the decision of the arbitrator panel. Whether any claim or controversy is arbitrable or litigable shall be determined solely by the arbitrator panel pursuant to the provisions of this Section 13.2. Any monetary award of the arbitrators panel shall include interest from the date of any breach or any violation of this Agreement. The arbitrators shall fix an appropriate rate of interest from the date of the breach or other violation to the date when the award is paid in full. The parties agree that judgment on the arbitration award may be entered in any court having jurisdiction over the parties or their assets.

9.3  CONTINUING OBLIGATIONS
---------------------------

It is expressly agreed that the failure of the parties to resolve a dispute on any issue to be resolved hereunder shall not relieve either PARTY from any obligation set forth in this Agreement. In addition, notwithstanding the pendency

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of any such dispute, neither PARTY will be excused of its obligations hereunder to cooperate with the other to effectuate the purposes of this Agreement.

9.4  COUNTERPARTS
-----------------

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of this shall constitute one and the same instrument

IN WITNESS WHEREOF the PARTIES hereto have caused this AGREEMENT to be executed in duplicate as of the date first written above.

OLIN CORPORATION         PRIMEX TECHNOLOGIES, INC.



Name___________________  Name ____________________

Title__________________  Title______________________

Date__________________   Date___________________

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